                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                       ARDIS TELECOM & TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                       ARDIS TELECOM & TECHNOLOGIES, INC.
                                 P.O. BOX 2985
                              COPPELL, TEXAS 75019

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 14, 2000

                            ------------------------

To the Stockholders of ARDIS Telecom & Technologies, Inc.:

NOTICE IS HEREBY given that a Special Meeting of Stockholders (the "Meeting") of ARDIS Telecom & Technologies, Inc. (the "Company") will be held at the Company's offices at 8100 Jetstar Drive, Suite 100, Irving, Texas 75063 at 10:00 a.m., for the purpose of considering and voting upon a proposal to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Dial-Thru International Corporation. This proposal is more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on November 29, 1999 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

A list of stockholders of the Company entitled to notice of and to vote at the Meeting will be available for examination at the Meeting and during ordinary business hours from January 4, 2000 to the date of the Meeting at the principal offices of the Company at the address set forth above.

You are cordially invited to attend the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

/s/ Debra L. Burgess

Debra L. Burgess

SECRETARY

December ___, 1999

                       ARDIS TELECOM & TECHNOLOGIES, INC.
                                 P.O. BOX 2985
                              COPPELL, TEXAS 75019

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 14, 2000

                             ---------------------

                     SOLICITATION AND REVOCATION OF PROXIES

    This Proxy Statement and the accompanying proxy are solicited on behalf of the Board of Directors of ARDIS Telecom & Technologies, Inc., (the "Company") for a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at 10:00 a.m., Central Standard Time, on Friday, January 14, 2000 at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders and any adjournments thereof. This Proxy Statement and the accompanying proxy are first being mailed to the Company's stockholders on or about December ___, 1999.

    All properly completed proxies received prior to the Special Meeting and not revoked will be voted in accordance with your instructions. IF NO SUCH INSTRUCTIONS ARE MADE, THEN PROXIES WILL BE VOTED FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO DIAL-THRU INTERNATIONAL CORPORATION.

    The Company encourages the personal attendance of its stockholders at the Special Meeting. The execution of the accompanying proxy will not affect a stockholder's right to attend the Special Meeting and to vote in person.

    Proxies may be revoked if you:

    - Deliver a signed, written revocation letter, dated any time before the proxy is voted, to Ms. Debra L. Burgess, Secretary, ARDIS Telecom & Technologies, Inc., at the Company's principal executive offices, 8100 Jetstar Drive, Suite 100, Irving, Texas 75063; or

    - Sign and deliver a proxy, dated later than any previously delivered proxy to the above address; or

    - Attend the meeting and vote in person.

Attending the Special Meeting alone will not revoke your proxy. A revocation letter or a later-dated proxy will not be effective until received by the Company at or prior to the Special Meeting.

    In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone, facsimile and/or through internet. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares. The Company will reimburse such persons and the transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

                          VOTING SECURITIES AND QUORUM

    Only stockholders of record at the close of business on November 29, 1999 will be entitled to notice of and to vote at the Special Meeting. On
November 29, 1999, the Company had issued and outstanding 7,881,005 shares of its common stock, $.001 par value per share (the "Common Stock"), which is the only class of its capital stock outstanding. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting.

    Abstention and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in the tabulations of votes cast on proposals presented to the stockholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Assuming the presence of a quorum, the affirmative vote of the holders on the record date of a majority of the shares of Common Stock outstanding is required to approve the Proposal. Stockholders who fail to return a proxy or attend the Special Meeting will not count towards determining any required majority or quorum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

    The following table sets forth certain information as of November 29, 1999, concerning those persons known to the Company, based on information obtained from such persons, the Company's records and schedules required to be filed with the Securities and Exchange Commission and delivered to the Company, with respect to the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to own beneficially 5% or more of such outstanding Common Stock, (ii) each current director of the Company (iii) each executive officer of he Company and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned. Effect has been given to shares reserved for issuance under outstanding stock options and warrants where indicated.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNERSHIP     OF CLASS(1)
------------------------------------                         ------------   -----------
Dodge Jones Foundation.....................................   1,000,000        12.7%
400 Pine Street, Suite 900
Abilene, Texas 79601
Joseph E. Canon............................................   1,000,000(2)     12.7%
Dodge Jones Foundation
P.O. Box 176
Abilene, Texas 79601
Dial-Thru International Corporation........................   1,000,000        12.7%
700 South Flower Street, Suite 2950
Los Angeles, CA 90017
John Jenkins...............................................   1,000,000(3)     12.7%
Dial-Thru International Corporation
700 South Flower Street, Suite 2950
Los Angeles, CA 90017
Roger D. Bryant(4).........................................     650,000(5)      7.7%
Nick DeMare................................................      56,880(6)        *
Chase Management
1090 West Georgia Street, Suite 1305
Vancouver, BC V6E 3V7
W. Thomas Rinehart.........................................     131,600(7)      1.7%
700 Freeling Drive
Sarasota, Florida 34242
Debra L. Burgess(4)........................................     384,800(8)      4.7%
Ivor J. Flannery(4)........................................     147,218(9)      1.9%
Robert M. Fidler...........................................      30,000(10)       *
987 Laguna Road
Pasadena, California 91105
Scott Matthews(4)..........................................      30,000(11)       *
All Executive Officers and Directors as a group (8            2,430,498(12)    27.3%
  persons).................................................
* Less than 1.0%

--------------------------

(1) Based upon 7,881,005 shares of Common Stock outstanding as of November 29, 1999.

(2) Includes 1,000,000 shares held by Dodge Jones Foundation, of which
    Mr. Canon serves as the Executive Director. As such, Mr. Canon exercises voting power over all such shares.

(3) Includes 1,000,000 shares issued to Dial-Thru International Corporation, a California corporation, which is in the process of liquidating. Mr. Jenkins is the sole shareholder, director and executive officer of such entity and exercises voting and investment power over all of such shares.

(4) The business address for the Company's executives is P.O. Box 2985, Coppell, Texas 75019.

(5) Includes 300,000 shares of Common Stock which may be acquired through the exercise of stock options which are exercisable within 60 days of November 29, 1999 ("Vested Options") and 250,000 shares subject to presently exercisable warrants.

(6) Includes 45,600 Vested Options.

(7) Includes 49,000 Vested Options and 20,000 warrants.

(8) Includes 137,800 Vested Options and 125,000 shares subject to presently exercisable warrants.

(9) Includes 44,000 Vested Options.

(10) Includes 25,000 Vested Options.

(11) Includes 30,000 Vested Options.

(12) Includes 631,400 Vested Options and 395,000 shares subject to presently exercisable warrants.

                                 PROPOSAL NO. 1
                   PROPOSAL TO CHANGE THE NAME OF THE COMPANY

GENERAL

    The Board of Directors of the Company has unanimously adopted and recommended adoption by the stockholders of a proposed amendment to Article First of the Certificate of Incorporation of the Company that would change the name of "ARDIS Telecom & Technologies, Inc." to "Dial-Thru International Corporation."

    On November 2, 1999, the Company consummated its acquisition of substantially all of the assets and business of Dial-Thru International Corporation, a California corporation. With this acquisition, the Company also acquired the rights to the name "Dial-Thru International Corporation." The Board of Directors believes that the name "Dial-Thru International Corporation" better reflects the Company's business strategies and opportunities, and will receive better market recognition and acceptance than its current name. In addition, The ARDIS Company of Lincolnshire, Illinois has asserted claims against the Company arising from its use of the "ARDIS" name, and in an effort to avoid costs and damages arising from this dispute, the Company has agreed to change its corporate name to a name more closely aligned with its current business operations. The Board of Directors also believes that the proposed name change better reflects the Company's growing international focus and repositioning of the Company as global provider of telecommunications and information services.

    If the change of name is approved by the Company's stockholders, the Board intends to formally change the name of the Company at the earliest appropriate time consistent with an orderly transition to the new name. If the proposed name change is approved, it will not be necessary for stockholders to exchange outstanding stock certificates. The Company's common stock is traded on the OTC Bulletin Board and if the Proposal is approved, the symbol under which the Company's common stock is traded will remain "RDST."

APPROVAL

    Assuming the presence of a quorum at the Special Meeting, the affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the approval of Proposal No. 1 to amend the Company's Certificate of Incorporation to change the name of the Company to "Dial-Thru International Corporation." Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specification is made, will be voted in "FOR" such approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO DIAL-THRU INTERNATIONAL CORPORATION.

                             STOCKHOLDER PROPOSALS

    Any stockholder who wished to submit a proposal for inclusion in the Company's proxy material and for presentation at the Company's 2000 Annual Meeting of Stockholders must have forwarded such proposal to the Secretary of the Company at the address indicated on the first page of this proxy statement, so that the Secretary received it no later than November 10, 1999.

                                 OTHER MATTERS

    No other business will be presented at the Special Meeting.

By Order of the Board of Directors.

/s/ DEBRA L. BURGESS

------------------------
Debra L. Burgess
Secretary

December __, 1999